Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 MARCH 16, 1998

                          BLACK WARRIOR WIRELINE CORP.
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             (Exact name of registrant as specified in its charter)

DELAWARE                              0-18754                     11-2904094
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

               3748 HIGHWAY 45 NORTH, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (601) 329-1047


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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITIONS OR DISPOSITIONS OF ASSETS

     Phoenix Acquisition - On March 16, 1998, the Company completed the acquisition from Phoenix Drilling Services, Inc. ("Phoenix") of the domestic oil and gas well survey business and domestic directional drilling business of Phoenix. The purchase price for the assets acquired was $19.0 million. The operations of the business are conducted throughout the primary oil and gas producing areas of the United States.

     Financing for the transaction was obtained through secured borrowings of $9.0 million from Fleet Capital Corporation, described below (see Item 5. Other Events), and the sale of convertible notes and warrants to St. James Capital Partners, L.P. ("St. James") for $10.0 million. For a description of the securities issued and the terms of the borrowings from St. James, see the Company's Current Report on Form 8-K for January 23, 1998.

ITEM 5. OTHER EVENTS.

     On March 16, 1998, the Company entered into a Loan and Security Agreement (the "Credit Facility") with Fleet Capital Corporation ("Fleet") pursuant to which the Company is able to borrow, subject to meeting certain lending conditions, a total of $19.0 million. Of such amount, $9.0 is a term loan (the "Term Loan"), substantially all of which was borrowed to pay a portion of the purchase price for the Phoenix acquisition, up to $2.0 million (the "Equipment Line") is available to be borrowed to acquire additional equipment, and up to $8.0 million (the "Revolving Line") is available to be borrowed for general operating capital purposes. The Equipment Line is available, subject to certain limitations, in amounts up to 80% the purchase price or appraised value of new equipment and is repayable in equal monthly installments over five years. The Revolving Line is available to be borrowed from time to time, subject to no default under the Credit Facility, in amounts up to 85% of the Company's eligible accounts receivable subject to the $8.0 million limitation. Interest on the Credit Facility is equal to Fleet's base rate plus 0.5% on the Revolving Line and Fleet's base rate plus 0.75% on the other borrowings under the Credit Facility. Amounts repaid under the Term Loan and the Equipment Line cannot be reborrowed. The Credit Facility terminates and, subject to all prepayment obligations, the outstanding balance is due and payable on March 15, 2001. The Credit Facility can be terminated by the Company prior thereto subject to a prepayment penalty, under certain circumstances, declining from 3% during the first year after March 16, 1998 to 1% during the last year the Credit Facility is


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outstanding.  The Credit  Facility is secured by a senior and prior lien against substantially all the Company's real and personal property, including the assets acquired in the Phoenix Acquisition, subject to certain exceptions. The Credit Facility includes a number of affirmative and negative covenants including requirements as to providing Fleet with access to the Company's facilities, financial and other information, a requirement that St. James convert not less than $4.9 million of indebtedness owed by the Company to St. James into capital stock of the Company no later than May 31, 1998, restrictions on mergers, consolidations, acquisitions, limitations on total indebtedness, restrictions on liens, subject to certain exceptions, on its properties, prohibitions against the payments of dividends and other distributions to stockholders, restrictions on capital expenditures, dispositions of assets and sales of subsidiary stock, among other covenants. Such covenants also prohibit the Company from making payments on the promissory note owing to Diamondback Drilling, Inc. in the amount of $3.0 million except on terms approved by Fleet or (i) out of a minimum borrowing availability of $2.0 million, or (ii) a secondary offering of the Company's capital stock. The Credit Facility contains a number of affirmative covenants requiring the Company to maintain compliance with various financial ratios relating to fixed charges, interest coverage ratios, tangible net worth, total indebtedness to tangible net worth, among other things. Events of default under the Credit Facility include, among other things, the failure to pay principal and interest when due, making any misrepresentations to Fleet in any of the loan documents, breach of the covenants contained in the Credit Facility or defaults under the security documents under the Credit Facility, defaults on other indebtedness, adverse changes in the Company's financial condition or prospects, insolvency and other bankruptcy proceedings, the failure of St. James to own at 55% of the Company's issued and outstanding capital stock of the Company (on a fully diluted basis) prior to a secondary offering of the Company's securities, or, pursuant to a secondary public offering of capital stock of the Company, at least 30% of the Company's issued and outstanding capital stock, on a fully diluted basis. In the event of a default under the Credit Facility, at the option of Fleet, all amounts thereunder become immediately due and payable and Fleet would have the right as a secured lender to foreclose against substantially all of the Company's assets.

     Reference is made to the Loan and Security Agreement filed as an Exhibit hereto for a complete statement of its terms and conditions.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

          It is impracticable for the Company to provide the required financial statements for Phoenix at the time this Current Report on Form 8-K is filed. Such financial statements will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

     (b) Pro forma financial information.

          It is impracticable for the Company to provide the required pro forma financial information for Phoenix at the time this Current Report on Form 8-K is filed. Such pro forma information will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

     (c) Exhibits

          10.1 Loan and Security Agreement dated March 16, 1998 between Fleet Capital Corporation, Black Warrior Wireline Corp. and Boone Wireline Co., Inc.

          10.2 Equipment Promissory Note in the principal amount of $2.0 million dated March 16, 1998.

          10.3 Secured Promissory Note in the principal amount of $9.0 million dated March 16, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    BLACK WARRIOR WIRELINE CORP.

Dated:  March 16, 1998                          By: /s/ William L. Jenkins
                                                   -----------------------------
                                                   William L. Jenkins, President





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